Trade Accounts Receivable and Other Current Assets - Other current assets (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Trade Accounts Receivable and Other Current Assets
Trade receivables	$ 3,150	$ 7,662
Trade receivables due from KNOT and affiliates		1,405
Insurance claims for recoveries	1,706	2,112
Refund of value added tax	1,114	1,173
Prepaid expenses	1,167	1,311
Other receivables	1,485	1,865
Total other current assets	$ 8,622	$ 15,528